EXECUTION COPY

                               LaBranche & Co Inc.

                                  $250,000,000

                     12% Series A Senior Subordinated Notes

                               Purchase Agreement

                                February 24, 2000

                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

                            SALOMON SMITH BARNEY INC.

                              ABN AMRO INCORPORATED

                                  $250,000,000

                     12% Series A Senior Subordinated Notes

                                       of

                               LaBranche & Co Inc.

                               PURCHASE AGREEMENT

                                                               February 24, 2000

DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION
SALOMON SMITH BARNEY INC.
ABN AMRO INCORPORATED
c/o Donaldson, Lufkin & Jenrette
   Securities Corporation
277 Park Avenue
New York, New York 10172

Dear Sirs:

            LaBranche & Co Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation, ABN AMRO Incorporated and Salomon Smith Barney Inc. (each, an "Initial Purchaser" and, collectively, the "Initial Purchasers") an aggregate of $250,000,000 in principal amount of its 12% Series A Senior Subordinated Notes (the "Series A Notes"), subject to the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of the Closing Date (as defined below), among the Company and Firstar Bank, N.A., as trustee (the "Trustee"). The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

            Pursuant to a Stock Purchase Agreement, dated as of December 23, 1999 and as amended as of February 1, 2000, by and among Henderson Brothers Holdings, Inc. ("Henderson Brothers"), certain stockholders of Henderson Brothers and the Company (the "Henderson Acquisition Agreement"), the Company shall acquire all of the outstanding capital stock of Henderson Brothers for approximately $230.0 million in cash. An aggregate of $25.5 million of the purchase price will be placed in escrow to secure various obligations of the stockholders of Henderson Brothers to the Company under the Henderson Acquisition Agreement. The Series A Notes are being offered in connection with the financing of the acquisition of Henderson Brothers (the "Henderson Acquisition Transaction").


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            Pursuant to an Agreement and Plan of Merger, dated as of January 26,
2000, by and among Webco Securities, Inc. ("Webco"), the stockholders of Webco and the Company (the "Webco Acquisition Agreement", and together with the Henderson Acquisition Agreement, the "Acquisition Agreements"), the Company has agreed to acquire Webco for (i) 2.8 million shares of the Company's common stock, (ii) $9.2 million in cash and (iii) senior promissory notes in the aggregate principal amount of $3.0 million, each bearing an interest rate of 10% per annum. The Company's acquisition of Webco (the "Webco Acquisition Transaction", and together with the Henderson Acquisition Transaction, the "Acquisition Transactions") will be financed using a portion of the proceeds of the offering of the Series A Notes.

            1. Offering Memorandum. The Series A Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company has prepared a preliminary offering memorandum, dated February 8, 2000 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated February 24, 2000 (the "Offering Memorandum"), relating to the Series A Notes.

            Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

            "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (the "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

      (1) REPRESENTS THAT (i) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (as defined in Rule 144A under the Act) (a "QIB") or (ii) IT HAS ACQUIRED THIS
      NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE ACT,

      (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT
      (i) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (ii) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (iii) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE ACT, (iv) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE ACT, (v) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (vi) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE


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

      WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND

      (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

      AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

            2. Agreements to Sell and Purchase. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees to purchase from the Company, the principal amounts of Series A Notes set forth opposite the name of such Initial Purchaser on Schedule A hereto at a purchase price equal to 95.777% of the principal amount thereof (the "Purchase Price").

            3. Terms of Offering. The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Series A Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) persons permitted to purchase the Series A Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "Regulation S Purchaser") (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). The Initial Purchasers will offer the Series A Notes to Eligible Purchasers initially at a price equal to 98.277% of the principal amount thereof. Such price may be changed at any time without notice.

            Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 12% Series B Senior Subordinated Notes (the "Series B Notes"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Series A Notes and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Notes and the Registration


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

Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

            4. Delivery and Payment.

            (a) Delivery of, and payment of the Purchase Price for, the Series A Notes shall be made at the offices of Cleary, Gottlieb, Steen & Hamilton or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on March 2, 2000 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Company in writing. The time and date of such delivery and the payment for the Series A Notes are herein called the "Closing Date."

            (b) One or more of the Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes (collectively, the "Global Note"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

            5. Agreements of the Company. The Company hereby agrees with the Initial Purchasers as follows:

                  (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to
Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Offering Memorandum untrue or that requires any additions to or changes in the Offering Memorandum in order to make the statements therein not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company as many copies of the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with its representations and warranties and agreements set forth in Section 7 hereof, the Company consents


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

to the use of the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

                  (c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers and in connection with market-making activities of the Initial Purchasers for so long as any Series A Notes are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchasers' reasonable request any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

                  (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

                  (e) Prior to the sale of all Series A Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

                  (f) So long as the Notes are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its Subsidiaries (as defined below) on a consolidated basis (and a similar financial report of all unconsolidated Subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year,


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

certified by the Company's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated Subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                  (g) So long as the Notes are outstanding, to furnish to the Initial Purchasers as soon as available copies of all reports or other communications furnished by the Company to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and/or its Subsidiaries (as defined below) as the Initial Purchasers may reasonably request.

                  (h) So long as any of the Series A Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Act.

                  (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and accountants of the Company in connection with the sale and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A Notes for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes, (vi) all expenses and listing fees in connection with the application for designation for trading of the Series A Notes in the PORTAL Market ("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture and the Notes, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and
(xi)


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and all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

                  (j) To use its best efforts to effect the inclusion of the Series A Notes in PORTAL and to maintain the listing of the Series A Notes on PORTAL for so long as the Series A Notes are outstanding.

                  (k) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                  (l) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company substantially similar to the Notes (other than (i) the Notes and (ii) as contemplated in the Acquisition Agreements), without the prior written consent of the Initial Purchasers.

                  (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes under the Act.

                  (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

                  (o) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes.

            6. Representations, Warranties and Agreements of the Company. As of the date hereof, the Company represents and warrants to, and agrees with, the Initial Purchasers that:

                  (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers through Donaldson, Lufkin & Jenrette Securities Corporation expressly for use therein. No stop order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been


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issued and no proceeding for any such purpose has been commenced or is pending or, to the knowledge of the Company, is threatened.

                  (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified in a foreign jurisdiction would not have a material adverse effect on the business, prospects, condition (financial or other), properties, net worth, management, earnings or results of operations of the Company and its Subsidiaries, taken as a whole, or draw into question the validity of this Agreement or the other Operative Documents (a "Material Adverse Effect").

                  (c) The Company has an authorized capitalization as set forth in the Offering Memorandum," and all currently outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

                  (d) The direct or indirect subsidiaries (the "Subsidiaries) of the Company are: (x) as of the date hereof and as of the Closing Date, LaBranche & Co. ("LaBCo.") and LaB Investing Co.L.L.C. ("LaBLLC") and (y) as of the Closing Date, as a result of the consummation of the Henderson Acquisition Transaction, Henderson Brothers and its subsidiaries, Henderson Brothers, Inc. ("HBInc.") and Henderson Brothers Futures Corporation ("HBFC"). Immediately following the consummation of the Henderson Acquisition Transaction, the Company will cause the NYSE specialist business and related assets and operations of HBInc. (the "HBInc. Specialist Business") to be transferred to LaBCo. by (i) causing HBInc. to declare and pay to Henderson Brothers a dividend consisting of the HBInc. Specialist Business, (ii) then causing Henderson Brothers to declare and pay to the Company a dividend consisting of the HBInc. Specialist Business and (iii) then transferring the HBInc. Specialist Business as a capital contribution by the Company to LaBCo. Immediately following the consummation of the Webco Acquisition Transaction, the Company will cause the NYSE specialist business of Webco (the "Webco Specialist Business") to be transferred as a capital contribution from the Company to LaBCo. For purposes of this Agreement, LaBCo. shall be deemed to include (x) as of the Closing Date, the HBInc. Specialist Business and (y) only in the event that the Webco Acquisition Transaction has been consummated, the Webco Specialist Business. Each of the Subsidiaries has been duly organized and is validly existing as a limited partnership, a limited liability company or a corporation, as the case may be, in good standing under the laws of the jurisdiction in which it is organized or incorporated, as the case may be, with the power and authority to own, lease and operate its properties and conduct its business as described in the Offering Memorandum, and is duly qualified and is in good standing and authorized to do business in each foreign jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except to the extent that a failure to be so qualified in a foreign jurisdiction would not have a Material Adverse Effect. All of the outstanding shares of capital stock, membership interests or partnership interests, as the case may be, of each of the Company's Subsidiaries have been duly


                                       8
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authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more Subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien").

                  (e) This Agreement has been duly authorized, executed and delivered by the Company.

                  (f) The Indenture has been duly authorized by the Company and, on the Closing Date, will have been validly executed and delivered by the Company. When the Indenture has been duly executed and delivered by the Company, the Indenture will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the description thereof in the Offering Memorandum and to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                  (g) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Series A Notes will conform in all material respects as to legal matters to the description thereof contained in the Offering Memorandum.

                  (h) On the Closing Date, the Series B Notes will have been duly authorized by the Company. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (i) The Registration Rights Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(ii) rights of


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acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Registration Rights Agreement will conform in all material respects as to legal matters to the description thereof in the Offering Memorandum.

                  (j) Neither the Company nor any of its Subsidiaries is in violation of its respective charter, by-laws or other organizational documents or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property is bound, except any such violation or default that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                  (k) The execution, delivery and performance of this Agreement, the other Operative Documents and the Acquisition Agreements by the Company, compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or filing with, or qualification with, any court or governmental or self regulatory body or agency (except such as may be required under federal securities laws, the securities or Blue Sky laws of the various states or the TIA, by the New York Stock Exchange (the "NYSE") or in connection with the Acquisition Transactions),
(ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its Subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property is bound, except any such conflict, breach or default that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, (iii) violate or conflict with any applicable statute, law, ordinance, administrative, governmental or self regulatory organizational rule or regulation, or judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its Subsidiaries or their respective property, except any such violation or conflict that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, (iv) result in the imposition or creation of (or the obligation to create or impose) a material Lien under, any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property is bound, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its Subsidiaries or result in any other impairment of the rights of the holder of any such Authorization.

                  (l) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its Subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect or materially adversely affect the issuance of the Series A Notes or the consummation of the Henderson Acquisition Transaction or of any of the transactions contemplated by the Operative Documents. Except as disclosed in the Offering Memorandum, neither the Company nor any of its Subsidiaries is involved in any strike, job action or labor dispute with any group of its employees that would reasonably be expected to have a Material Adverse Effect, and, to the knowledge of the Company, no such action or dispute is threatened.

                  (m) Neither the Company nor any of its Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                  (n) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

                  (o) Each of the Company and its Subsidiaries (i) has such concessions, permits, licenses, consents, exemptions, franchises, authorizations, orders, registrations, qualifications and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all federal, state and foreign governments, governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws and (ii) is a member in good standing of each federal, state or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization, in each case, as are necessary to own, lease, license and operate its respective properties, to conduct its business and to consummate the Henderson Acquisition Transaction, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and other than as described in the Offering Memorandum, such Authorizations contain no restrictions, including, without limitation, net capital requirements, that are burdensome to the Company or any of its Subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

                  (p) (i) The accountants, Arthur Andersen LLP, that have certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Company, as required by the Act and the Exchange Act. The historical financial statements, together with related schedules and notes, set forth in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

                  (ii) The accountants, Deloitte & Touche LLP, that have certified certain financial statements of Henderson Brothers and HBInc. and delivered their report with respect to the audited financial statements included in the Offering Memorandum, are independent public accountants with respect to Henderson Brothers within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (iii) The accountants, Goldstein Golub Kessler & Company, that have certified certain financial statements of Henderson Brothers and HBInc. and delivered their report with respect to the audited financial statements included in the Offering Memorandum, are independent public accountants with respect to Henderson Brothers within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (iv) The accountants, Glasser & Haims, P.C., that have certified certain financial statements of Webco and delivered their report with respect to the audited financial statements included in the Offering Memorandum, are independent public accountants with respect to Webco within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (q) The historical financial statements, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto) present fairly in all material respects the consolidated financial position, results of operations and changes in financial position of the Company and its Subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company or its Subsidiaries, as applicable.

                  (r) The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its Subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly in all material respects the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

                  (s) The Company is not and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                  (t) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company (other than the Series A Notes) or to require the Company to include such securities with the Notes registered pursuant to any Registration Statement.

                  (u) Neither the Company nor any of its Subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R.
Part 224) of the Board of Governors of the Federal Reserve System.

                  (v) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned to the Company, any securities of the Company or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any securities of the Company.

                  (w) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in or contemplated by the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development which could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its Subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development which could reasonably be expected to result in a material adverse change in the capital stock or in the long-term debt of the Company or any of its Subsidiaries, (iii) neither the Company nor any of its Subsidiaries has incurred any material liability or obligation, direct or contingent and (iv) there has not occurred any material adverse change or any development which could reasonably be expected to result in a material adverse change that may prevent, impair or delay the consummation of the Henderson Acquisition Transaction.

                  (x) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

                  (y) When the Series A Notes are issued and delivered pursuant to this Agreement, the Series A Notes will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

                  (z) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company or any of its respective representatives (other than each of the Initial Purchasers, as to whom the Company makes no representation) in connection with the offer and sale of the Series A Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                  (aa) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

                  (bb) Neither the Company nor any of its respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("Regulation S") with respect to the Series A Notes.

                  (cc) The Company has not taken and will not take any action to cause the Series A Notes offered and sold in reliance on Regulation S to be offered and sold other than in offshore transactions.

                  (dd) The Company and its respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(h).

                  (ee) The Company is a "reporting issuer," as defined in Rule 902 under the Act.

                  (ff) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                  (gg) No registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (i) the accuracy of the Initial Purchasers' representations and warranties and compliance with the agreements set forth in Section 7 hereof, (ii) compliance by each Initial Purchaser with the offering and transfer procedures and restrictions described in the Offering Memorandum, (iii) the accuracy of the representations and warranties deemed to be made in the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell the Series A Notes and (iv) purchasers to whom the Initial Purchasers initially resell the Series A Notes receive a copy of the Offering Memorandum prior to such sale.

                  (hh) Each certificate signed by any officer of the Company or any of its Subsidiaries and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

                  (ii) No approval of the stockholders of the Company is necessary in connection with the consummation of the Henderson Acquisition Transaction.

                  (jj) The Company's authorized equity capitalization is as set forth in the Offering Memorandum under the heading "Capitalization."

                  (kk) Neither the Company nor its Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or its Subsidiaries has made any payment of funds or received or retained any funds in violation of any law, rule or regulation, which violation could reasonably be expected to have a Material Adverse Effect.

                  (ll) Each of the Company and its Subsidiaries and ERISA Affiliates (as defined below) has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of ERISA and Section 412 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA) for which the Company or any of its Subsidiaries or ERISA Affiliates have or may have any liability (contingent or otherwise) and each such plan is in compliance in all material respects with the applicable provisions of ERISA and such regulations and published interpretations thereunder. Neither the Company nor any of its Subsidiaries or ERISA Affiliates have incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. Neither the Company nor any of its Subsidiaries has engaged in any non-exempt "prohibited transactions" under ERISA or the Code. The term "ERISA Affiliate" means each trade or business (whether or not incorporated) that would be treated as a single employer with the Company under Title IV of ERISA or Section 412 of the Code.

                  (mm) Immediately after the consummation of the purchase and sale of the Series A Notes, the fair value and present fair saleable value of the assets of the Company will exceed the sum of its stated liabilities and identified contingent liabilities; the Company is not, nor will it be, after giving effect to the consummation of such transactions, (i) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (ii) unable to pay its debts (contingent or otherwise) as they mature or (iii) otherwise insolvent.

                  (nn) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources that the Company believes to be reliable and accurate.

                  (oo) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (pp) The Company and its Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as now conducted or as proposed in the Offering Memorandum to be conducted, except to the extent a failure to so own, possess, license or have rights to use Intellectual Property could not reasonably be expected to have a Material Adverse Effect.

                  (qq) LaBCo. is registered as a broker-dealer with the Commission under the Exchange Act, is a member organization in good standing with the NYSE and is not required to be registered with the securities authority of any state. As of the Closing Date, HBInc. will be registered as a broker-dealer with the Commission under the Exchange Act, will be a member organization in good standing with the NYSE and will not be required to be registered with the securities authority of any state.

                  (rr) LaBCo. is, and, as of the Closing Date HBInc. will be, a broker-dealer subject to the provisions of Regulation T (12 C.F.R.ss.220) of the Board of Governors of the Federal Reserve System. LaBCo. maintains and, as of the Closing Date, HBInc. will maintain procedures and internal controls designed to ensure that it does not extend or maintain credit to or for its customers other than in accordance with the provisions of Regulation T, and management officials of the Company regularly supervise the activities of LaBCo. and will regularly supervise the activities of HBInc. and the activities of their respective employees to ensure that neither LaBCo. nor HBInc. will extend or maintain credit to or for its customers other than in accordance with the provisions of said Regulation T.

                  (ss) There is no franchise, contract or other document of a character that would be required to be described in a prospectus under the Act, which is not described in the Offering Memorandum; and the statements set forth in the Offering Memorandum under the headings "Business--Pending Acquisitions, --Operations--NYSE Rules Governing Our Specialist Activities and --Regulatory Matters," "Employment Agreements and Noncompetition Agreements," "Incentive Awards to Our Employees," "Description of Senior Subordinated Notes," "Description of Other Indebtedness," "Certain United States Federal Income Tax Consequences" and "Plan of Distribution" fairly summarize in all material respects the matters described therein.

                  (tt) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause;

neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Offering Memorandum.

                  (uu) No Subsidiary of the Company is currently prohibited, directly or indirectly, from making any distribution in respect of its capital stock, membership interests or partnership interests, as the case may be, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Offering Memorandum.

                  (vv) The Company had full right, power and authority to execute and deliver the Henderson Acquisition Agreement and to perform its obligations thereunder. The Henderson Acquisition Agreement has been duly executed and delivered by the Company and each Acquisition Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. The Company is in compliance with all of the terms and conditions of the Henderson Acquisition Agreement, and no event has occurred, including without limitation, the receipt of any notice, which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of the Henderson Acquisition Agreement or would result in any other impairment in the consummation of the Henderson Acquisition Agreement.

            The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to
Section 9 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

            7. Initial Purchasers' Representations and Warranties. Each of the Initial Purchasers, severally and jointly, represents and warrants to, and agrees with, the Company that:

                  (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

                  (b) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (y) in offshore transactions in reliance upon Regulation S under the Act.

                  (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (A) Eligible Purchasers that such Initial Purchaser reasonably believes are QIBs and (B) Regulation S Purchasers, in each case, that agree that (x) the Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Notes, only (I) to the Company or any of its Subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VI) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

                  (e) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes.

                  (f) The Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                  (g) The sale of the Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

            Such Initial Purchaser acknowledges that the Company and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to
Section 9 hereof, counsel to the Company and counsel to such Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and each Initial Purchaser hereby consents to such reliance.

            8. Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company to any holder or prospective purchaser of Series A Notes pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser through Donaldson, Lufkin & Jenrette Securities Corporation provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser who failed to deliver an Offering Memorandum, as then amended or supplemented, (so long as the Offering Memorandum and any amendment or supplement thereto was provided by the Company to the several Initial Purchasers in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages, liabilities or judgements caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Offering Memorandum, as so amended or supplemented.

                  (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company to each Initial Purchaser but only with reference to information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser through Donaldson, Lufkin & Jenrette Securities Corporation (and not with respect to the information furnished to the Company by and relating to any of the other Initial Purchasers) expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

                  (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all reasonable fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both

Sections 8(a) and 8(b), none of the Initial Purchasers shall be required to assume the defense of such action pursuant to this Section 8(c), but each Initial Purchaser may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such reasonable fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the reasonable fees and expenses of counsel (in any case where such reasonable fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                  (d) To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and each of the Initial Purchasers on the other hand from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company, on the one hand, and each of the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand and each of the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by each of the Initial Purchasers bear to the total price to investors of the Series A Notes. The relative fault of the Company, on the one hand, and each of the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or any of the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and each of the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, each Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Series A Notes purchased by each of the Initial Purchasers hereunder and not joint.

                  (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            9. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

                  (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

                  (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in or contemplated by the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development which could reasonably be expected to result in a change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its Subsidiaries, taken as a whole,
(ii) there shall not have been any change or any development which could reasonably be expected to result in a change in the capital stock or in the long-term debt of the Company or any of its Subsidiaries and (iii) neither the Company nor any of its Subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your reasonable judgment, is material and adverse and, in your reasonable judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum.

                  (d) You shall have received on the Closing Date (x) a certificate dated the Closing Date, signed by the Chairman, Chief Executive Officer and President and by the Executive Vice President, Finance of the Company, confirming the matters set forth in Sections 6(w)(i)-(iii), 9(a) and 9(b) and stating that each of the Company has complied in all material respects with all the agreements and satisfied in all material respects all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date and (y) a certificate of the Chief Compliance Officer of the Company or another officer of the Company satisfactory to Donaldson, Lufkin & Jenrette Securities Corporation confirming the following:

                  (i) neither the Company nor any of its Subsidiaries has
            violated any provisions of ERISA or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect; and

                  (ii) each of the Company and its Subsidiaries (i) has such
            Authorizations of, and has made all filings with and notices to, all federal, state and foreign governments, governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws and (ii) is a member in good standing of each federal, state or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization, in each case, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect; each such Authorization is valid and in full force and effect and each of the Company and its Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and other than as described in the Offering Memorandum, such Authorizations contain no restrictions, including, without limitation, net capital requirements, that are burdensome to the Company or any of its Subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

                  (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Fulbright & Jaworski L.L.P., counsel for the Company, to the effect that:

                        (i) the Company has been duly incorporated, is validly
                  existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties; each of its Subsidiaries has been duly organized or incorporated, as the case may be, and is validly existing as a limited partnership, a limited liability company or a corporation, as the case may be, in good standing under the laws of the jurisdiction in which it is organized or incorporated, as the case may be, and has the power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

                        (ii) the Company is duly qualified and is in good
                  standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect, and each of its Subsidiaries is duly qualified and is in good standing and authorized to do business in each foreign jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification;

                        (iii) all the outstanding shares of capital stock of the
                  Company have been duly authorized and validly issued and are fully paid, non-assessable and, to the knowledge of such counsel, not subject to any preemptive or similar rights;

                        (iv) all of the outstanding shares of capital stock,
                  membership interests or partnership interests, as the case may be, of each of the Company's Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned, directly or indirectly, by the Company, to the knowledge of such counsel, free and clear of any Lien;

                        (v) the Series A Notes have been duly authorized and,
                  when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                        (vi) the Company had the corporate right, power and
                  authority to execute and deliver the Henderson Acquisition Agreement and to perform its obligations thereunder; the Henderson Acquisition Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                        (vii) the Indenture has been duly authorized, executed
                  and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company and in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                        (viii) this Agreement has been duly authorized, executed
                  and delivered by the Company;

                        (ix) The Registration Rights Agreement has been duly
                  authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as
                  (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                        (x) the Series B Notes have been duly authorized;

                        (xi) the statements under the captions
                  "Business--Pending Acquisitions," "--Operations--NYSE Rules Governing Our Specialist Activities," "Business--Regulatory Matters," "Employment Agreements and Noncompetition Agreements," "Incentive Awards to Our Employees," "Description of Senior Subordinated Notes," "Description of Other Indebtedness," "Certain United States Federal Income Tax Consequences" and "Plan of Distribution" (other than statements in the "Plan of Distribution" furnished to the Company by the Initial Purchasers, as to which no opinion is rendered) in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings;

                        (xii) The Company's authorized equity capitalization is
                  set forth in the Offering Memorandum under the heading "Capitalization";

                        (xiii) to the knowledge of such counsel, neither the
                  Company nor any of its Subsidiaries is in violation of its respective charter, by-laws or other organizational documents and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its Subsidiaries, taken as a whole, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property is bound that (A) is described in the Offering Memorandum under the headings "Business - Pending Acquisitions," "Employment Agreements and Noncompetition Agreements," "Incentive Awards to Our Employees," "Certain Transactions - Reorganization and Related Transactions and --Interest on Indebtedness" and "Description of

                  Other Indebtedness" or (B) has been filed as an exhibit to any of the Company's filings with the Commission pursuant to the Act or the Exchange Act (collectively, the "Material Contracts");

                        (xiv) the execution, delivery and performance of this
                  Agreement, the other Operative Documents by the Company, the compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or filing with, or qualification with, any court or governmental or self regulatory body or agency known to such counsel to be applicable to the Company (except such as may be required under federal securities laws, the securities or Blue Sky laws of the various states or the TIA, by the NYSE or in connection with the Acquisition Transactions), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its Subsidiaries or any Material Contract, except any such conflict, breach or default that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, (iii) violate or conflict with any applicable statute, law, ordinance, administrative, governmental or self-regulatory organization rule or regulation, or judgment, order or decree of any court or any governmental body or agency known to us to have jurisdiction over the Company, any of its Subsidiaries or their respective property, except any such violation or conflict that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under any Material Contract, or (v) result in the termination, suspension or revocation of any material Authorization of the Company or any of its Subsidiaries or result in any other impairment of the rights of the holder of any such material Authorization.

                        (xv) after due inquiry, such counsel does not know of
                  any legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect or which would be required to be described in a prospectus pursuant to the Act which is not described in the Offering Memorandum, and to the knowledge of such counsel, there is no franchise, contract or other document of a character which would be required to be described in a prospectus pursuant to the Act which is not described in the Offering Memorandum.

                        (xvi) each of the Company and its Subsidiaries (i) has
                  such Authorizations of, and has made all filings with and notices to, all federal, state and foreign governments, governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws and (ii) is a member in good standing of each federal, state or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization, in each case, to consummate the transactions contemplated by this Agreement and the Henderson Acquisition Transaction, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect; to the knowledge of such counsel, each such Authorization is valid and in full force and effect and each of the Company and its Subsidiaries is in compliance in all material respects with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies known to us to have jurisdiction with respect thereto; and, to the knowledge of such counsel, no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and other than as described in the Offering Memorandum, such Authorizations contain no restrictions, including, without limitation, net capital requirements, that are burdensome to the Company or any of its Subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect;

                        (xvii) the Company is not and, immediately after the
                  offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                        (xviii) to the best of such counsel's knowledge after
                  due inquiry, other than the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Notes registered pursuant to any Registration Statement;

                        (xix) the Indenture complies as to form in all material
                  respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Series A Notes to the Initial Purchasers in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA;

                        (xx) no registration under the Act of the Series A Notes
                  is required for the sale of the Series A Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales assuming that (i) each Initial Purchaser is a QIB or a Regulation S Purchaser, (ii) the accuracy of, and compliance with, the Initial Purchasers' representations and agreements contained in Section 7 of this Agreement, (iii) the accuracy of the representations of the Company set forth in Sections 6(z), (bb), (cc), (dd) and (ff) of this Agreement, (iv) compliance by each Initial Purchaser with the offering and transfer procedures and restrictions described in the Offering Memorandum, (v) the accuracy of the representations and warranties deemed to be made in the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell the Series A Notes and (vi) purchasers to whom the Initial Purchasers initially sell the Series A Notes receive a copy of the Offering Memorandum prior to such sale;

                        (xxi) the approval of the Company's stockholders is not
                  required in connection with the consummation of the Henderson Acquisition Transaction;

                        (xxii) the Indenture, the Notes and the Registration
                  Rights Agreement conform in all material respects to the descriptions thereof contained in the Offering Memorandum;

                        (xxiii) no Material Contract contains any provisions
                  that prohibit any Subsidiary of the Company, directly or indirectly, from making any distribution in respect of its capital stock, membership interests or partnership interests, as the case may be, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Offering Memorandum;

                        (xxiv) each of LaBCo. and HBInc. is registered as a
                  broker-dealer with the Commission under the Exchange Act and is a member organization in good standing with the NYSE, and neither LaBCo. nor HBInc. is required to be registered with the securities authority of any state; and

                        (xxv) neither the consummation of the transactions
                  contemplated by this Agreement nor the sale, issuance, execution or delivery of the Notes will violate Regulation T, U or X of the Board of Governors of the Federal Reserve system.

                        With respect to matters relating to Henderson Brothers,
            HBInc., HBFC or the Henderson Acquisition Transaction, (i) Fulbright & Jaworski L.L.P. may rely on an opinion of Cravath, Swaine & Moore, dated the Closing Date, provided that such opinion expressly states that such opinion may be delivered to, and relied upon by, the Initial Purchasers in connection with the transactions contemplated hereby or (ii) the Company may deliver to the Initial Purchasers an opinion of Cravath, Swaine & Moore, dated the Closing Date and addressed to the Initial Purchasers.

                        The opinion of Fulbright & Jaworski L.L.P shall also
            contain the following paragraph:

                        We have participated in conferences with officers and
            other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Initial Purchasers and counsel for the Initial Purchasers at which conferences the contents of the Offering Memorandum and related matters were discussed, and, although we have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except to the extent specified in Section 9(e)(xi)), and that our judgment as to materiality is, to the extent we deem proper, based in part upon the views of appropriate officers and other representatives of the Company, nothing has come to our attention that leads us to believe that the Offering Memorandum, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect to the financial statements and related notes thereto and the other financial, statistical and accounting data included in the Offering Memorandum).

            The opinion of Fulbright & Jaworski L.L.P. (and, to the extent applicable, the opinion of Cravath, Swaine & Moore) described in Section 9(e) above shall be rendered to you at the request of the Company and shall so state therein.

            (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Cleary, Gottlieb, Steen & Hamilton, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

            (g) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof and the Closing Date, in form and substance satisfactory to the Initial Purchasers from each of Arthur Andersen LLP, Deloitte & Touche LLP, Goldstein Golub Kessler & Company and Glasser & Haims, P.C., all of which are independent public accountants with respect to the entities audited by them, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information (and, in the case of Arthur Andersen LLP, the pro forma financial statements and pro forma financial information) contained in the Offering Memorandum.

            (h) The Series A Notes shall have been duly listed in PORTAL.

            (i) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company and the Trustee.

            (j) The Company shall have executed the Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company.

            (k) At or prior to the Closing Date, the Company shall have performed or complied in all material respects with the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

            (l) At the Closing Date, the Henderson Acquisition Transaction shall have been consummated subject to the funding to be provided hereby and the Company shall have provided to the Initial Purchasers or counsel for the Initial Purchasers copies of all closing documents delivered to the parties to the Henderson Acquisition Transaction.

            (m) At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act, shall have been issued and no proceedings for those purposes shall have been commenced or shall be pending or, to the knowledge of the Company, threatened. No order suspending the sale of the Series A Notes in any jurisdiction shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, threatened.

            10. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

            This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

            If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Series A Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Series A Notes set forth opposite its name in Schedule A bears to the aggregate principal amount of the Series A Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Series A Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Series A Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering

Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

            11. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to LaBranche & Co Inc., One Exchange Plaza, New York, New York 10006, Attention: George M. L. LaBranche, IV and (ii) if to the Initial Purchasers, Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Smith Barney Inc. and ABN AMRO Incorporated, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

            The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Company, the officers or directors of the Company, or any person controlling the Company, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

            If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company agrees to reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company also agrees to reimburse the Initial Purchasers and its officers, directors and each person, if any, who controls such Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all reasonable fees and expenses (including without limitation the reasonable fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

            Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors of the Company and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from any of the Initial Purchasers merely because of such purchase.

            This Agreement shall be governed and construed in accordance with the laws of the State of New York.

            This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

            Please confirm that the foregoing correctly sets forth the agreement among the Company and the Initial Purchasers.


                                         Very truly yours,

                                         LaBranche & Co Inc.


                                         By: /s/ G.M.L. LaBranche
                                            ------------------------------------
                                         Name: G.M.L. LaBranche, IV
                                         Title: Chairman, Chief Executive
                                                Officer and President

DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
SALOMON SMITH BARNEY INC.
ABN AMRO INCORPORATED

By:  DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION


By:  /s/ Clifford Lam
     ----------------------------------
     Name: Clifford Lam
     Title: Vice President

                                   SCHEDULE A

        Initial Purchasers                             Principal Amount of Notes
        ------------------                             -------------------------

Donaldson, Lufkin & Jenrette
   Securities Corporation ..........................          $218,750,000

Salomon Smith Barney Inc. ..........................            25,000,000

ABN AMRO Incorporated ..............................             6,250,000
                                                              ============

Total ..............................................          $250,000,000


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

                                    EXHIBIT A

                      Form of Registration Rights Agreement


                                       2